Exhibit 24



			     POWER OF ATTORNEY


The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint William L. Woodall and Howard
L. Sloneker III, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all documents and instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8, with all exhibits thereto, relating to the 20,000 Common Shares, $.125 par value, and related Common Share Purchase Rights, of the Company to be offered under the Stock Option Agreement, effective as of February 29, 2000, between the Company and William L. Woodall, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer of the Company, said Registration Statement and any and all amendments (including post-effective amendments) to said Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto signed my name as of the 3rd day of August, 2000.


					     /s/ Terrence J. Baehr
						 -----------------
						 Terrence J. Baehr, Director

			     POWER OF ATTORNEY


The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint William L. Woodall and Howard
L. Sloneker III, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all documents and instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8, with all exhibits thereto, relating to the 20,000 Common Shares, $.125 par value, and related Common Share Purchase Rights, of the Company to be offered under the Stock Option Agreement, effective as of February 29, 2000, between the Company and William L. Woodall, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer of the Company, said Registration Statement and any and all amendments (including post-effective amendments) to said Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto signed my name as of the 3rd day of August, 2000.


					     /s/ Arthur J. Bennert
						 -----------------
						 Arthur J. Bennert, Director

			     POWER OF ATTORNEY


The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint William L. Woodall and Howard
L. Sloneker III, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all documents and instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8, with all exhibits thereto, relating to the 20,000 Common Shares, $.125 par value, and related Common Share Purchase Rights, of the Company to be offered under the Stock Option Agreement, effective as of February 29, 2000, between the Company and William L. Woodall, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer of the Company, said Registration Statement and any and all amendments (including post-effective amendments) to said Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto signed my name as of the 3rd day of August, 2000.


					     /s/ Jack E. Brown
						 -----------------
						 Jack E. Brown, Director

			     POWER OF ATTORNEY


The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint William L. Woodall and Howard
L. Sloneker III, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all documents and instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8, with all exhibits thereto, relating to the 20,000 Common Shares, $.125 par value, and related Common Share Purchase Rights, of the Company to be offered under the Stock Option Agreement, effective as of February 29, 2000, between the Company and William L. Woodall, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer of the Company, said Registration Statement and any and all amendments (including post-effective amendments) to said Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto signed my name as of the 3rd day of August, 2000.


					     /s/ Catherine E. Dolan
						 ------------------
						 Catherine E. Dolan, Director

			     POWER OF ATTORNEY


The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint William L. Woodall and Howard
L. Sloneker III, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all documents and instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8, with all exhibits thereto, relating to the 20,000 Common Shares, $.125 par value, and related Common Share Purchase Rights, of the Company to be offered under the Stock Option Agreement, effective as of February 29, 2000, between the Company and William L. Woodall, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer of the Company, said Registration Statement and any and all amendments (including post-effective amendments) to said Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto signed my name as of the 3rd day of August, 2000.


					     /s/ Wayne R. Embry
						 -----------------
						 Wayne R. Embry, Director

			     POWER OF ATTORNEY


The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint William L. Woodall and Howard
L. Sloneker III, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all documents and instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8, with all exhibits thereto, relating to the 20,000 Common Shares, $.125 par value, and related Common Share Purchase Rights, of the Company to be offered under the Stock Option Agreement, effective as of February 29, 2000, between the Company and William L. Woodall, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer of the Company, said Registration Statement and any and all amendments (including post-effective amendments) to said Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto signed my name as of the 3rd day of August, 2000.


					     /s/ Vaden Fitton
						 -----------------
						 Vaden Fitton, Director

			     POWER OF ATTORNEY


The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint William L. Woodall and Howard
L. Sloneker III, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all documents and instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8, with all exhibits thereto, relating to the 20,000 Common Shares, $.125 par value, and related Common Share Purchase Rights, of the Company to be offered under the Stock Option Agreement, effective as of February 29, 2000, between the Company and William L. Woodall, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer of the Company, said Registration Statement and any and all amendments (including post-effective amendments) to said Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto signed my name as of the 3rd day of August, 2000.


					     /s/ Stephen S. Marcum
						 -----------------
						 Stephen S. Marcum, Director

			     POWER OF ATTORNEY


The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint William L. Woodall and Howard
L. Sloneker III, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all documents and instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8, with all exhibits thereto, relating to the 20,000 Common Shares, $.125 par value, and related Common Share Purchase Rights, of the Company to be offered under the Stock Option Agreement, effective as of February 29, 2000, between the Company and William L. Woodall, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer of the Company, said Registration Statement and any and all amendments (including post-effective amendments) to said Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto signed my name as of the 3rd day of August, 2000.


					     /s/ Stanley N. Pontius
						 ------------------
						 Stanley N. Pontius, Director

			     POWER OF ATTORNEY


The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint William L. Woodall and Howard
L. Sloneker III, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all documents and instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8, with all exhibits thereto, relating to the 20,000 Common Shares, $.125 par value, and related Common Share Purchase Rights, of the Company to be offered under the Stock Option Agreement, effective as of February 29, 2000, between the Company and William L. Woodall, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer of the Company, said Registration Statement and any and all amendments (including post-effective amendments) to said Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto signed my name as of the 3rd day of August, 2000.


					    /s/ Howard L. Sloneker
						------------------
						Howard L. Sloneker, Senior Vice
						President, Secretary, Director

			     POWER OF ATTORNEY


The undersigned director and/or officer of Ohio Casualty Corporation (the "Company"), does hereby constitute and appoint William L. Woodall and Howard
L. Sloneker III, and each of them severally, my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all documents and instruments for me and in my name in such capacity, which said attorneys or agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-8, with all exhibits thereto, relating to the 20,000 Common Shares, $.125 par value, and related Common Share Purchase Rights, of the Company to be offered under the Stock Option Agreement, effective as of February 29, 2000, between the Company and William L. Woodall, including specifically, but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer of the Company, said Registration Statement and any and all amendments (including post-effective amendments) to said Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto signed my name as of the 3rd day of August, 2000.


					     /s/ William L. Woodall
						 ------------------
						 William L. Woodall, President,
						 Chief Executive Officer,
						 Chairman of the Board